Exhibit 10.31

                          CONSENT TO SUBLEASE AGREEMENT

      This Consent to Sublease Agreement (this "Agreement") is made as of the 23rd day of April, 2003 by and among BRIDGEPOINT PROPERTY TRUST, a Maryland real estate investment trust ("Landlord"), CONCERO GROUP, L.P., a Texas limited partnership ("Tenant") and MYRIAD DEVELOPMENT, INC., a Texas corporation ("Subtenant").

      WHEREAS, Investors Life Insurance Company of North America ("Original Landlord") and PSW Technologies, Inc. ("Original Tenant") entered into that certain Bridgepoint Lease Agreement dated October 31, 1996, as amended by Amendment to Bridgepoint Lease Agreement dated September 30, 1997, that certain Second Amendment to Lease dated as of July 19, 2002, and that certain Third Amendment to Lease dated as of December 30, 2002 (as so amended, the "Lease") for certain premises located at 6300 Bridgepoint Parkway, Austin, Texas, as more particularly described in the Lease (the "Premises"); and

      WHEREAS, Tenant succeeded to the interest of Original Tenant under the Lease and Landlord has succeeded to the interest of Original Landlord under the Lease; and

      WHEREAS, Tenant and Subtenant desire to enter into the Sublease (the "Sublease"), a copy of which is attached hereto as Exhibit A, for the Subtenant's use and occupancy of approximately 8,455 rentable square feet of the Premises (the "Sublease Premises") shown on the floor plan attached hereto as Exhibit B; and

      WHEREAS, Landlord has agreed to consent to the Sublease subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Landlord hereby consents to the Sublease, subject to and upon the terms and conditions hereof and in reliance of the representations, warranties and agreements contained herein. Tenant and Subtenant acknowledge and agree that (i) Landlord is not a party to the Sublease and is not bound by the provisions thereof, (ii) Landlord has not and will not review or pass upon any of the provisions of the Sublease, (iii) the Sublease will not be modified or amended in any way without the prior written consent of Landlord and (iv) the Sublease is intended to grant Subtenant a subleasehold interest and is not an assignment of Tenant's interest under the Lease and consequently notwithstanding anything to the contrary contained in the Sublease the term of the Sublease shall expire no later than one (1) day prior to the expiration or earlier termination of the term of the Lease. Nothing herein contained shall be construed as a consent to, or approval by Landlord of, any of the provisions of the Sublease, but is merely a consent to the act of subletting by Tenant to Subtenant. To the extent of any inconsistencies between the terms of the Sublease and the terms of the Lease or this Agreement, the terms of the Lease or this Agreement shall prevail. In furtherance of the foregoing, Tenant and Subtenant agree that (i) Landlord's obligations to Tenant are governed only by the Lease and this Agreement, (ii) Landlord shall not be bound or estoppel by any provisions of the Sublease, including any provision purporting to impose any obligations upon Landlord and
(iii) nothing contained herein shall be (a) construed as a consent to, approval, of, or ratification by Landlord of, any of the particular provisions of the Sublease, or any plan or drawing referred to or contained therein (except as may be expressly provided herein), or (b) construed to modify, waive, impair or affect any of the covenants, agreements, term, provisions, obligations or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder.

      2. Tenant represents and warrants that (a) the Lease is in full force and effect; (b) the Lease has not been assigned, encumbered, amended, modified, extended or supplemented; (c) Tenant knows of no defense or counterclaim to the enforcement of the obligations of the Tenant under the Lease and has no knowledge of any default by Landlord; (d) Tenant is not entitled to any reduction, offset or abatement of the rent payable under the Lease; (e) a true and complete copy of the Sublease is attached hereto as Exhibit A, and the Sublease constitutes the complete agreement between Tenant and Subtenant with respect to the subject matter thereof; and (i) Tenant is not in default of any of its obligations or covenant beyond any applicable grace period, and has not breached any of its representations or warranties under the Lease.

      3. Tenant hereby reaffirms that it shall remain fully responsible and primarily liable for the prompt payment of all amounts payable by Tenant under the Lease and the performance of all of the terms, covenants, conditions and provisions of the Lease required to be performed on the part of Tenant thereunder.

      4. Subtenant agrees that it shall perform and comply with and be bound by all obligations of Tenant under the Lease relating to the use and occupancy of the Sublease Premises during the term of the Sublease including, but without limitation, all obligations relating to the maintenance of insurance and the naming of Landlord as an additional insured hereunder, but excluding the obligation to pay the Base Rent and the Annual Rent Adjustment set forth in the Lease. The Sublease shall be subject and subordinate at all times to the Lease, and shall be subject to all of the covenants, agreements, terms, provisions and conditions of the Lease and this Agreement. Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Sublease Premises which would violate any such covenants, agreements, terms, provisions and conditions.

      5. Tenant and Subtenant agree that, subject to the provisions of paragraph 9 hereof, Subtenant shall pay all rents and all other sums due under the Sublease directly to Landlord and Landlord shall apply such amounts against Tenant's obligations on account of Base Rent pursuant to Section 3.01 of the Lease. Such payment obligation shall not relieve Tenant of any of its obligations hereunder or under the Lease (except to the extent of the amounts so applied) nor shall it be deemed to be an agreement by Landlord to attorn to Subtenant, or recognize the Sublease after a termination of the Lease.

      6. Landlord's consent under this Agreement shall not be construed as a consent by Landlord to, or as permitting, any other or further assignment or subletting by either Tenant or Subtenant. Notwithstanding anything to the contrary contained in the Lease, the Sublease or this Agreement to the contrary, Subtenant shall not, without the prior written consent of Landlord in


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each instance, (i) assign the Sublease, (ii) sub-sublease all or any part of the
Sublease Premises, or (iii) make any alterations, additions or structural changes in or to the Sublease Premises.

      7. Tenant hereby authorizes Subtenant to obtain services and materials for or related to the Subleased Premises, and Tenant agrees to pay for such services and materials as additional rent under the Lease upon written demand from Landlord. However, at Landlord's option and for Tenant's convenience, Landlord may bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall not relieve Tenant from its primary obligation to pay for such services and materials. The authority herein given by Tenant to Subtenant shall be continuing and Tenant shall not revoke such authority without giving at least ten (10) days' prior notice to Landlord.

      8. Tenant and Subtenant agree that Landlord shall not be responsible for the payment of any commissions or fees in connection with this Agreement or the Sublease and they each jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for commissions or fees by any broker or agent in connection with this Agreement or the Sublease.

      9. If the Lease is terminated prior to the stated expiration date provided in the Lease, the term of the Sublease shall (if not previously terminated or expired), subject to Landlord's right to elect to require Subtenant to attorn as hereinafter provided, likewise terminate on the date of such termination. In connection with such termination, Subtenant, at its sole expense, shall surrender the Sublease Premises to Landlord in the manner provided for in the Lease, including the removal of all its personal property from the Sublease Premises and from any part of the Building and to which it is not otherwise entitled to occupy, and repair all resulting damage to the Sublease Premises and the Building. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and, in addition to any obligations of Tenant under the Lease, Subtenant shall pay Landlord, within ten (10) days of demand, the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Sublease Premises. If Subtenant shall fail to vacate and surrender the Sublease Premises in accordance with the provisions of this paragraph, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term, and any such holding over shall be deemed a default under the Lease. In addition, Tenant agrees that any failure of Subtenant to vacate the Sublease Premises on or before the expiration or earlier termination of the term of the Lease as hereinabove required shall constitute a failure of Tenant to vacate the Premises as required by the Lease, and Subtenant agrees that it will not seek, and it expressly waives any right to seek, any stay of the prosecution of, or the execution of any judgment awarded in, any action by Landlord to recover possession of the Premises.

      In the event of the termination of the Lease, Subtenant agrees, at Landlord's option, to attorn to the Landlord and to continue the use, possession and occupancy of the Sublease Premises upon all of the terms, covenants, conditions and agreements set forth in the Sublease for the remainder of the term of the Sublease, except that neither Landlord nor any mortgagee of the Premises, as holder of a mortgage or as Landlord under the Lease if such mortgagee succeeds


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to that position, shall (a) be liable for any act or omission of Tenant under the Sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to Subtenant against Tenant, (c) be bound by any previous modification of the Sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Sublease Premises or any portion thereof, (e) be required to account for any security deposit of Subtenant other than any security deposit actually delivered to Landlord by Tenant, (f) be bound by any obligation to make any payment or grant any credits to Subtenant, (g) be liable for the payment of any monies owing by Tenant to the credit of Subtenant or (h) be required to remove any person occupying the Sublease Premises or any part thereof. This provision shall be self-operative upon Landlord's written notice to Subtenant of Landlord's election to exercise such option.

      10. Tenant and Subtenant each represent and warrant that no compensation or consideration of any fund other than as set forth in the Sublease has been or will be paid by Subtenant to Tenant in connection with the Sublease, including moneys paid for the use, sale or rental of Tenant's furniture, leasehold improvements, equipment, furniture or other personal property. Tenant furthermore agrees that if it shall receive any compensation or consideration in connection with the Sublease which exceeds Tenant's obligation on account of rent and additional rent under the Lease with respect to the Sublease Premises, Tenant shall pay to Landlord all amounts due as a result pursuant to the provisions of Article 12 of the Lease.

      11. Tenant shall, contemporaneously with the execution of this Agreement or within ten (10) days after invoice therefor, reimburse Landlord Seven Hundred Fifty Dollars ($750.00) for legal fees and administrative expenses incurred by Landlord in connection with the execution and delivery of this Agreement,

      12. Landlord hereby notifies Tenant and Subtenant that the Declaration of Trust of Bridgepoint Property Trust provides, and Tenant and Subtenant agree, that no trustee, officer, director, employee or agent of Landlord (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) shall be liable for any payment or performance hereunder or under the Lease on the part of Landlord and that (subject to any other limitations contained in the Lease) Tenant and Subtenant (and any party claiming by, through or under Tenant or Subtenant) shall look solely to the assets of Landlord for payment of any claim hereunder or under the Lease.

      13. Tenant hereby agrees that any option to extend or renew the term of the Lease or to expand the size of the Premises and any right of first offer or right of first refusal relating to space in the Building, any of which has not heretofore been exercised, is hereby deleted from the Lease.

      14. Any notice hereunder shall be by certified or registered mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service or delivered by hand, to such other party at the address given below or such other address as such other party may from time to time designate in writing to the other parties in accordance with these provisions. Notices shall be effective on the date delivered (or the first date such delivery is attempted and refused) to the addressee.


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      If to Landlord:        Bridgepoint Property Trust
                             c/o REIT Management & Research LLC
                             800 West 34th Street, Suite 220
                             Austin, TX 78705
                             Attention:  Area Manager

      with a copy to:        Bridgepoint Property Trust
                             400 Centre Street
                             Newton, MA 02458
                             Attention: Jennifer B. Clark

      If to Tenant:          Concero Group, L.P.
                             c/o Pencom Systems
                             40 Fulton Street
                             New York, NY 10038
                             Attention: Kevin Kurtzman

      If to Subtenant:       Myriad Development, Inc.
                             6300 Bridgepoint Parkway
                             Building One
                             Austin, TX 78730
                             Attention: Jim Taets

      15. The Lease and this Agreement constitute the entire agreement of the parties with respect to Landlord's consent to the Sublease. This Agreement may not be amended, modified, altered or changed except in writing signed by all parties hereto.

      16. This Agreement shall be construed and governed by the laws of the state in which the Building is located.

      17. Landlord's rights and remedies under this Agreement shall be in addition to every other right or remedy available to it under the Lease, at law, or in equity or otherwise. The invalidity or unenforceability of any provision of this Agreement shall not impair the validity and enforceability of any other provision of this Agreement.


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      IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this
Agreement under seal as of the day and year first above written.

                                    LANDLORD:

                                    BRIDGEPOINT PROPERTY TRUST


                                    By: /s/ Jennifer B. Clark
                                        ----------------------------------------
                                        Jennifer B. Clark
                                        Senior Vice President


                                    TENANT:

                                    CONCERO GROUP, L.P.

                                    By: Concero GP, LLC, its general partner


                                    By: /s/ Kevin Kurtzman
                                        ----------------------------------------
                                        Kevin Kurtzman
                                        CEO


                                    SUBTENANT:

                                    MYRIAD DEVELOPMENT, INC.


                                    By: /s/ Cory Moulton
                                        ----------------------------------------
                                        Cory Moulton
                                        CEO


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